UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group U.S. Trust, Bank of America, Private Wealth Management 901 Main Street, 17th Floor Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 23, 2014, Permian Basin Royalty Trust (the “Trust”) commenced its Special Meeting of unit holders (the “Special Meeting”) as previously scheduled and adjourned the meeting due to lack of the requisite quorum. The Special Meeting was adjourned to allow the unit holders additional time to vote on the proposals described in the Trust’s definitive proxy statement filed by the Trust with the Securities Exchange Commission on March 31, 2014, as amended.

The Special Meeting will be reconvened on Friday, June 20, 2014 at 1:00 p.m., local time, at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114. The record date for unit holders entitled to vote at the Special Meeting remains March 27, 2014. Unit holders who have already voted do not need to recast their votes. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

On May 23, 2014, the Trust issued a press release announcing the adjournment of the Special Meeting. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-looking Statements

Any statements in this Current Report on Form 8-K about plans for the Trust, the expected timing of the completion of the proposed resignation of the Trustee or appointment of a successor trustee, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to the inability of the Trustee to resign or Southwest Bank to assume duties as successor trustee due to the failure to obtain necessary unitholder or court approval or the failure to satisfy other conditions to the Trustee’s resignation set forth in the Trustee’s notice of resignation.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

99.1	Press Release dated May 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

By:	BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST

By:	/s/ RON E. HOOPER
Ron E. Hooper
Senior Vice President, Royalty Management

Date: May 27, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 23, 2014.